Please sign and return within 30 days to: ICG Netcom, Attn: T. Corral, 161 Inverness Drive West, Englewood CO 80112

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ICG Communications, Inc.

161 Inverness Drive West                 Stock Option Agreement

Englewood, Colorado 80112

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 (Name)                                  Option Number:       0000XXX
 (Address)                               Plan:                98A

                                         Reports to:          ________________
                                         ID:                  XXXXXXXXX


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Effective  6/3/98,  the Date of Grant,  you have been granted an Incentive Stock
Option to buy XXX shares of ICG Communications, Inc. (the Company) stock an exercise price of $30.0000 per share, subject to vesting.

Subject to your continued employment, the Incentive Stock Option will become vested as to the shares on the dates shown.


      Shares            Vest Type           Full Vest        Expiration
     --------           ---------           ---------        ----------

       XXX              Annually              6/3/99            6/3/08
       XXX              Annually              6/3/00            6/3/08





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By your signature and the Company's  signature  below, you and the Company agree that this Incentive Stock Option is granted under and governed by the terms and conditions of the Company's 1998 Stock Option Plan, as amended, and the Terms of Incentive Stock Option, all of which are made a part of this document and are available from the ICG Intranet or the Treasury Department.

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 ICG Communications, Inc.


 /s/ Harry R. Herbst                              -----------------------------
By:  Harry R. Herbst, Executive Vice President      Date



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 (Name)                                             Date